Others, Net - Schedule of other nonoperating income expense (Detail) ¥ in Thousands, $ in Thousands	9 Months Ended
	Sep. 30, 2020 CNY (¥)	Sep. 30, 2020 USD ($)	Sep. 30, 2019 CNY (¥)
Other Nonoperating Income (Expense) [Abstract]
Value-added tax exemption due to the COVID-19	¥ 29,469
Government grants	25,333		¥ 10,928
Fair value changes of short-term investments	7,119		836
Foreign exchange gain/(loss)	(8,182)		5,724
Others	(2,192)		(296)
Total	¥ 51,547	$ 7,592	¥ 17,192